UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2009

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

52509

FPA Capital Fund, Inc.

September 30, 2009

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2009. Your Fund's net asset value (NAV) per share closed at $31.36. An income dividend of $0.03 per share was paid on July 6 to holders of record on June 30.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Periods Ended September 30, 2009 Average Annual Total Return
	1 Year		5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund (NAV )	2.78	%*	4.22%*	9.55%*	12.96%*	13.35%*	14.77%*	14.95%*
FPA Capital Fund	(2.62	)%**	3.11%**	8.96%**	12.56%**	13.04%**	14.53%**	14.70%**
(Net of Sales Charge)
Lipper Mid-Cap Value Fund Average	(2.45)%		2.98%	7.11%	8.48%	8.91%	NA	NA
Russell 2000	(9.55)%		2.41%	4.88%	7.32%	7.86%	8.95%	9.08%
Russell 2500	(3.78)%		3.29%	6.28%	9.03%	9.37%	10.75%	10.95%
Standard & Poor's 500 Stock Index	(5.43)%		1.02%	(0.15)%	7.62%	8.00%	10.36%	10.66%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 55.04%*. This compares with total returns of 45.51% for the Lipper Mid-Cap Value Fund Average, 43.96% for the Russell 2000, 44.40% for the Russell 2500 and 34.03% for the S&P 500. For the calendar year-to-date period, these same comparisons are 45.42%* for FPA Capital Fund, 30.62% for the Lipper Mid-Cap Value Fund average, 22.43% and 27.89% for the Russell 2000 and 2500, and 19.26% for the S&P 500.

Robert L. Rodriguez Final Fund Commentary

With these comments, the process commences of handing your Fund's leadership over to Dennis Bryan and Rikard Ekstrand, who will assume this responsibility beginning January 1, 2010. As announced in the March 31, 2009 Letter to Shareholders, I will be stepping down from day-to-day active management on December 31, 2009 to take a one-year sabbatical. I will return in 2011 to assist Dennis and Rikard as they lead your Fund. While I am away, I will retain my entire FPA ownership as well as all of my investments in the FPA Funds. I believe this will demonstrate to you my faith and confidence in your new lead managers and will help to allay any concerns you might have. I thank all of you for having entrusted me, as well as the team, with a portion of your assets. I still find it amazing how investors, most of whom we have never met personally, have the confidence to convey their hard-earned dollars to "strangers." We take our fiduciary role very seriously and have worked conscientiously to never betray it.

It has been an honor and a privilege for me to have been your lead manager for more than twenty-five years. When I first began this journey, I laid out in my initial shareholder letter, September 30, 1984, the investment philosophy and strategy that would guide me in the management of your Fund. As additional investment professionals were added to form a team, we all worked diligently to meet these goals. We have always strived to maintain the highest standards of trust, reliability and integrity, which are core values at FPA. It has been our policy to be straightforward and candid

*    Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

in all our communications with you and to hold ourselves accountable for the decisions we make. I have seen too many times in my career, business and investment professionals attempting to place the blame elsewhere for their mistakes. This negative attribute has been all too often demonstrated by our politicians and regulators as well, especially in this financial crisis. During a period when there have been many transgressions within and outside of the investment industry, FPA has stood for ethics and integrity.

Dennis, Rikard and I are pleased to report some very good news to you. According to Lipper Analytical, your Fund's 14.77% annualized return for the twenty-five years ended September 30, 2009 ranks it as the number one U.S. diversified equity fund out of 216 such funds with twenty-five year records. By comparison, the total returns for the various indexes were as follows: Russell 2000, 8.95%; Russell 2500, 10.75%; and the S&P 500, 10.36%. Your Fund's total return is after all fees and expenses that have averaged approximately 93 basis points. Out of these 216 funds, only 20 have been led by the same manager for the entire period. We pride ourselves on the level of stability within our investment teams and employee ranks. Since there are now over 15,900 funds, with all of their various classes included, we can understand the confusion that exists for consumers in selecting a fund for their investment.

I would like to share a few thoughts about your new lead managers. I brought both of them into FPA to work with me on your Fund. Dennis has been with me since 1993, and Rikard joined us at the beginning of 1999. Prior to coming to FPA, they each had several years of investment experience as well as having advanced academic degrees. Accordingly, your Fund will be under the leadership of very senior and experienced investment professionals. Our investment philosophy and styles are extremely close. Both have made major contributions to your Fund's long-term record with investments in retail, technology and energy, to name but a few sectors. The portfolio has been cleansed of any residual investments so that this burden will not be there when they assume leadership. Their focus will be on when and how capital should be deployed.

One final thought that brings me to the intensifying issue that we have written about several times before — the explosion in Treasury debt outstanding. Since September 30, 2008, Treasury debt has risen from $10 trillion to $11.9 trillion, a rate of $5 billion per day. There is no end in sight for this out of control debt growth, as reflected by federal government deficit forecasts, which we consider optimistic, that total between $7 and $9 trillion for the period 2010 to 2019. In our March 2009 Letter to Shareholders, we estimated that US Treasury debt would swell to between $14.6 trillion and $16.6 trillion by the end of 2011. If we stay on this present trend, we should reach this range which, in our opinion, is outrageous and fiscally irresponsible. This insanity is not a Democratic Party or a Republican Party "thing." Both parties are responsible, but who is ultimately more responsible than these two parties? It is we, the citizens, who keep re-electing these power-centered financially inept politicians and it will be our children and grandchildren who will have to "pay the piper." It is not right and is morally reprehensible that one generation would do this to another.

Our country is currently in this financial mess because consumers, corporations and government succumbed to the temptations of excessive spending, debt growth and risk taking. Just as any family or company can get into trouble with too much debt, so can a state or country. California is a perfect example of a state government that has been devoid of economic reality and totally irresponsible in its finances, with spending far exceeding revenue growth for years. Our federal government also exemplifies this unsound and unwise trend. Before new expenditure programs are created and laid upon preexisting ones, we should be demanding that federal, state and local governments get spending under control first. We cannot trust most politicians because they practice "bait and switch" tactics in proposing new programs. The true long-term program costs are always understated because new benefits are added subsequently that were not included in the original optimistic cost estimates — Social Security, Medicare and Medicaid are perfect examples of this process, and the proposed new health care spending program, if passed, will likely follow this same course.

As a beginning, no new programs should be created until others have been eliminated to offset these costs in the year of origination. We should have government prove to us first that this new budgetary balance can be achieved and maintained. Once at approximate equilibrium, we can begin to focus on debt reduction through the process of expenditures growing at less than the rate of revenue growth. Most families know that before they can regain control of their finances, they first have to control their spending. If our elected officials cannot agree to meet this principle of fiscal discipline and be held accountable to it immediately, they should be ousted from office. Most of our current elected representatives would fail this test. As is the case with any company or family that does not deal with its pre-existing debt first, and then proceeds to take on additional debt beyond its means to pay, foreclosure or possibly bankruptcy will likely result. The same goes for a country, unless it can continue issuing debt denominated in its own currency. In this case, it can expunge its debt through the process of printing money and, thus, it can create a monetary inflation that destroys the purchasing power of previously issued debt. Our lenders will not stand for this and current trends show that foreign central banks are beginning to shift their holdings from Treasury notes and bonds to much shorter term Treasury bills. This is an ominous trend. At FPA, we began this process several years ago in our fixed income management accounts.

I urge all of you to convey to your elected representatives that this spending madness must stop. If it does not, we will eventually face a crisis that will be far worse than the one we are in now. This potential risk is in our thinking at FPA and we are making contingency plans, as we did for this current crisis, so that we may manage through it well. As a first generation American, I hope and pray that we make the difficult decisions rather than pass them on to the next generation.

I leave for my sabbatical knowing that the reputation of First Pacific Advisors, LLC is the highest ever and that its financial strength has never been greater. I thank you for the confidence that you have shown in me, as well as FPA, by your investment and I look forward to returning in 2011. The letter that follows reflects the thoughts and expectations of the Fund's "new" lead managers.

Dennis Bryan and Rikard Ekstrand Commentary

Before we lay out our investment strategy and process for you, our clients, the two of us would like to express our deepest gratitude to Bob, our partner, mentor, and friend for nearly two decades. Since the early 1990s, Bob has endowed us with his investment discipline, invaluable macro-economic insights, and investment knowledge that have allowed him to become among the best investors of our time. Clearly, the two of us owe much of our own business success to Bob, and the best way for us to pay back our debt of gratitude to him is to continue and build on Bob's legacy. In order for us to achieve this objective, we need to be steadfast to the investment discipline that we have successfully deployed together over the last two decades.

With that in mind, we would like to repeat and reinforce what Bob laid out a quarter of century ago in his first client letter. Namely, our investment strategy is to own a concentrated group of businesses with leadership positions that are trading substantially below their intrinsic value and hold those investments for the long term. The strategy also includes owning companies that have a strong management team with a proven track record of success and that have a history of good profitability. That is, we do not want to speculate that a company might one day become profitable, rather we want to see a history of good returns on capital and profits. The investment strategy further endeavors to invest in companies with strong balance sheets, exhibited by limited private or public debt. Lastly, our strategy embraces an "ownership" mentality rather than Wall Street's commonly held view today that stocks only should be "rented." Our long-term view allows to us to increase the odds of compounding our clients' assets at attractive returns, and not be seduced into selling a holding because of short-term perception changes by other investors or traders.

Our investment process boils down to searching for and understanding why industry leading companies are selling at bargain prices, and then determining whether they ought to be included in our clients' portfolios. The process starts with identifying the companies that meet certain quantifiable metrics. For example, we want to buy small- to mid-capitalization companies so we screen for companies within a range of market capitalizations between $1 billion and $4 billion. We have several other key metrics for which we screen and additional ways to identify our initial list of potential stocks for the portfolios, including identifying companies whose stock prices are trading at their 52-week low.

After we identify potential investments, we then start a thorough fundamental analysis that often quickly weeds out many companies that passed the initial identification stage. The analysis includes a rigorous review of a company's financial statements, often extending back a decade or longer. This step also includes assessing the company's operations and its competitive position; our goal here is to avoid value traps. The fundamental analysis can take many months to complete, and sometimes ends because we cannot sufficiently understand the risks posed by owning equity in a complex or challenging business.

The third step is to put all the companies which have passed the first two steps through a valuation analysis. This step includes analyzing a company's valuation based on its sales, earnings, cash flow, and book value. Finally, the companies that pass all three steps are then candidates for inclusion in our clients' portfolios. At this point we may end up with between 20-40 companies for the portfolios that we manage, and three industry sectors often represent more than 50% of the portfolio's assets.

The important factor to remember is that we have been executing this strategy everyday for nearly the past two decades at FPA, and Bob has been doing it for the last twenty-five years at our firm. We do not expect any changes to this fairly simple investment strategy, but the key is to execute the strategy when the valuations warrant either a buy or sell of a security. One of Bob's favorite terms is that we like to invest in the "land of tall trees." That is, we don't want a bunch of small positions, but rather a few great saplings that will grow as their dominance in the market earn larger profits for shareholders. Thus, our job is to continue to follow the trail map that we have been on and periodically prune back investments as they reach maturity and occasionally plant a new seed that will bear fruit and be ready to harvest in five, ten, or more years down the road.

Portfolio Commentary

What a difference six months can make. In our March 31, 2009 letter we lamented the difficult stock market results and the Fund's negative performance despite seeing early on the credit bubble that was building earlier this decade. However, for the six months ended September 30, 2009, your Fund appreciated 55.04% versus 43.96% and 44.05%, respectively, for the Russell 2000 & Russell 2500. As we explained in the prior shareholder letter, we viewed the Fund's decline as temporary rather than a permanent hit to the Fund's assets, unlike many other investors that had large exposures to financial companies. Our large exposure was, and still is, in energy companies, which declined rapidly late last year and early this year as oil and gas prices fell roughly 75%. We believe the supply and demand fundamentals for energy did not warrant the precipitous fall in oil prices, and the energy markets have rallied recently to reflect the better prospects for the industry than what many investors feared would be a large decline in global demand due to the economic recession.

The International Energy Agency, or IEA, in October revised their demand forecast for 2009 to be 84.63 million barrels per day versus an April 2009 forecast of 83.4 million barrels a day. Thus, the decline from 2008 will likely be 1.7% versus the earlier forecast of a decline of 3.1%. These changes may not seem large to the casual observer, but a 1.2 million barrel per day change in demand expectations is unusually large given the mature nature of the oil business.

The stronger than expected oil consumption bodes well for our energy investments, and in the last six months many of these securities appreciated more than 50%, with Rosetta Resources alone gaining 196% during that time period. We take great pride in not being frightened into selling our energy investments at the market bottom, and greater pride in having the strength of conviction to add considerably to our energy stake, and other securities as well, during a very stressful period of time.

We think Yogi Berra phrased it well when he said "it's déjà vu all over again." Yogi's malapropism is helpful when we look at the recent performance results of the portfolio and the major indices. While your Fund generated a healthy double-digit return in the third quarter, similar to the second-quarter result, the similarities of returns are more striking when we review the major index performance. For example, the Russell 2500 gained 20.06% in the third quarter versus 20.27% in the prior quarter, and the S&P 500 appreciated 15.59% in the third quarter versus 15.93% in the second quarter. Perhaps Mae West said it better than Yogi when she reportedly once said "too much of a good thing can be wonderful."

The natural contrarian in us would like to add another line to Yogi's and Mae's famous phrases, and that would be that "déjà vu all over again" and "too much of a good thing can be wonderful" are not sustainable. That is, we should not expect the fourth quarter's performance to be similar to the prior two quarters' returns, unless one believes we live in a parallel universe. Moreover, it may behoove us to be prepared for less robust returns in the future as much of the near-term earnings improvement has been discounted by the stock market, in our opinion. Clearly, the market can continue to rise in the coming quarters, but corporate revenues need to start growing in order to justify higher prices for many stocks.

One variable of the portfolio that continued to pay big rewards was the buy program that we started in the fall of 2008, and one which we have mentioned in our prior shareholder letter. To refresh memories, from October 2008 through March 2009, we deployed roughly 35-40% of the portfolio's cash reserves to nineteen different stocks, and we have tracked the performance of these purchases. This buy program was the largest of its kind in terms of names and dollars for the portfolios under our management. As of September 30, 2009, the buy program generated a return in aggregate of 83%, versus returns of 11.56% and 8.11%, respectively, for the Russell 2500 and Russell 2000. During the same time frame, the S&P 500 returned 6.11%. Another way of measuring the buy program's success is to understand that this tranche of investment dollars has contributed approximately 30% of this year's return.

As mentioned in the previous Fund letter, we increased the total number of securities in the portfolio by roughly 50% through our new security additions. We purchased five new exploration and production companies, CNX Gas, Cabot Oil and Gas, Cimarex Energy, Newfield Exploration, and St. Mary Land & Exploration. These were companies we had been vying to buy for over five years, but didn't reach the right purchase price until late last year. We also added two new oil service companies, Pride International and BJ Services, and a basic material company, Reliance Steel. We also added to about half of our existing securities. Clearly, we had an extraordinary opportunity to buy a number of companies that met our strict investment strategy, and we seized that opportunity aggressively. On the other hand, we still have plenty of cash reserves to allocate to either new or existing positions should the opportunity present itself again.

While we did not actively purchase any new stocks in the two quarters, there was a new addition to the portfolio because of Pride International's spin-off of its Seahawk Drilling (HAWK) subsidiary. HAWK operates an offshore drilling business that provides contract drilling services to the oil and natural gas exploration and production industry in the Gulf of Mexico. The company's twenty mat-supported jackup rigs are capable of operating in water depths of up to 300 feet and drilling to depths of up to 25,000 feet. HAWK has the second largest fleet of jackups in the Gulf of Mexico. The company contracts with customers on a dayrate basis to provide rigs and drilling crews. HAWK's customers are independent oil and natural gas producers, drilling service providers and Petróleos Mexicanos (PEMEX), the state-owned petroleum company of Mexico.

It should come as no surprise to you that we did not purchase any new stocks during the most recent period, considering the enormous run-up in stock prices over the last six months. We prefer to buy stocks in periods of market weakness, like what we experienced in the second half of 2008 and the first quarter of this year. We do not expect another major collapse in stock prices like that of last year and earlier this year, but volatility has not been outlawed. Therefore, we believe we will have more opportunities to deploy your capital in the future at more attractive valuations and under more stressful market conditions than what has prevailed over the last couple of quarters.

In contrast to the lack of recent purchases, we were moderately active in trimming back a number of positions that have appreciated to levels that we believe represent fair valuations or slight premiums to fair valuation. With the big run-up in oil prices to the $70 mark, a number of our energy investments rose to a value that we deemed prudent to trim back the holding. However, we also trimmed back technology and consumer discretionary stocks.

During the last six months, all but one of the stocks in the portfolio appreciated, and we had no stocks that declined in the September quarter. Obviously, batting 1000 is neither common nor expected to continue in subsequent quarters or years. With that in mind, two investments that helped the performance in the last six months were BJ Services (BJS) and Western Digital (WDC).

BJ Services appreciated more than 95% from March to September and closed the third quarter at $19.43. We initiated our investment in BJS in the fall of last year, when many other energy stocks were rapidly declining as the financial crisis unfolded. BJS provides pressure pumping and oilfield services for the petroleum industry in the United States and internationally. It primarily offers pressure pumping services used in the completion of new oil and natural gas wells and in remedial work on existing wells, both onshore and offshore, to independent oil and natural gas producing companies. The company's pressure pumping services comprise cementing services, as well as stimulation services that include fracturing, acidizing, sand control, nitrogen services, coiled tubing, and service tools. BJS also offers oilfield services, such as casing and tubular services that comprise installing or running casing and production tubing into a wellbore; process and pipeline services, including oil and natural gas production, refineries, and gas and petrochemical plants; chemical services; completion tools; and completion fluids services consisting of filtration and reclamation. BJS recently received a merger offer from Baker Hughes (BHI), which will make the combination of the two a much more competitive company in the oil field services industry. We are still evaluating the merger offer from BHI, but are initially favorably disposed to the deal.

Our investment in WDC dates back a few years when the stock was trading in the mid-teens. WDC appreciated nearly 89% over the last six months and closed at $36.53. Despite a difficult technology spending environment, WDC is expected to remain very profitable and produce an abundant amount of free cash flow this year. The company's balance sheet is rock solid with nearly $6 of net cash (approximately $1.3 billion) on the balance sheet. During recessionary periods, strong companies generally get stronger and add products to their portfolios at a low expense. WDC's recent acquisition of Silicon Systems Inc. (SSI) is an example of a strong company adding to its business products that will help the company grow in the future. WDC purchased SSI for $65 million, but more importantly SSI positions WDC to take advantage of the expected rapid growth of Solid State Drives, or SSDs. The SSD market is currently $1 billion of annual sales, but it is expected to grow to $5 billion over the next four to five years. Thus, for a nominal investment, WDC quickly positioned itself to be among the leaders in a potentially larger and lucrative emerging market. Our expectation is that WDC could earn over $3.50 a share over the next year, even if the economy remains sluggish. We also believe WDC could earn over $4 a share as the economy stabilizes and grows very modestly over the next couple of years. Thus, it would not surprise us to see WDC trade above $40 in a better economic environment. Nonetheless, we recently trimmed back our WDC position as the stock has more than tripled from its low set in late 2008.

FPA Capital Fund continues to carry a valuation advantage over the market indices. As of September 30, 2009, the Fund's P/E and P/BV (Price/Book Value) ratios were 10.2x and 1.3x, respectively, compared to the Russell 2000's 174.8x and 1.7x, and the Russell 2500's 152.0x and 1.8x, respectively. The ratios for the Fund are among the lowest we've seen in more than two decades. Our companies are also in a very strong financial position, with a 21.5% Total Debt/Total Capitalization ratio, which compares well to the 39.1% and 44.4%, for the Russell 2000 and Russell 2500, respectively.

Outlook

We think the run-up in the stock market has gotten ahead of the fundamentals. The issues the U.S. is facing have not gone away. The outlook baked into the stock market, with the S&P 500 north of 1090 at the moment, is too optimistic. We don't think the primary ingredients are there to support the 64% bounce in the S&P 500 from the early March low of 666, nor the 82% increase in the Russell 2000 Index from its March low. These moves indicate this was a normal recession and that we will resume our past real GDP growth rates going forward. We disagree. We believe that the U.S. consumer is still under duress, that the banks and the shadow banking system are not in a position to drive credit growth, and that the economy, as a result, will experience subpar economic growth of less than 2% in the foreseeable future. This is likely to lead to significant disappointments in corporate profits. We also remain concerned about the fiscal imprudence of the U.S. government, which is running record budget deficits, and the explosion in debt this is leading to. Our creditors have taken notice of the large increases in debt and continue to reduce the maturities of their U.S. Treasury holdings. We maintain our investment focus in companies and sectors that have positive long-term fundamentals in this environment, and that we think carry significant upside and at a minimum will retain their long-term purchasing power. As we have worked to meet our objective, real capital protection has always been, and will always remain, one of our foremost criteria.

Bank lending is not likely to get back to pre-crisis levels any time soon. At the beginning of 2009, banks had a very limited cushion of equity capital. This cushion does not factor in large amounts of potential future losses coming from commercial real estate. About half of the $3.4 trillion in outstanding commercial real-estate debt is held by banks, according to a Wall Street Journal article on the subject, "Fed Frets About Commercial Real Estate," 7 October 2009. We estimate that up to 20% of the banks' $1.7 trillion exposure could end up as bad loans. Should our estimate be anywhere close, this would likely slow bank lending further in 2010 and 2011.

Structured finance or, as it is also called, the shadow banking system, is in its third year of decline. This doesn't bode well for credit generation outside of the banking system. Even with governments around the world pumping liquidity into the securitization sector, it is expected to be down 70% from the peak of $2.7 trillion three years ago, according to Asset-Backed Alert, an industry source on worldwide securitizations. The shadow banking system is on supportive breathing via liquidity from governments across the globe. Without this support, the 70% decline from three years ago we've witnessed would likely have been much larger. For example, U.S. issuance of asset-backed bonds would be a fraction of the current level without the government-sponsored TALF program — this year, over 70% of the $110 billion in asset-backed issues contain senior classes eligible for TALF financing.

We think the consumer is in retrenchment mode and that this will negatively impact consumer spending which accounts for 70% of U.S. GDP. Consumers are pressured on multiple fronts, including a doubling in their household debt since year 2000 by spending well in excess of income during the last decade and in excess of $13.9 trillion at the peak. Adding to this pressure is a significant hit in net worth due to falling house prices and a decline in major stock indices, which are still 30% below the highs of 2007, and an unemployment rate that has doubled to 9.6%. Each of these points deserves additional thought.

According to MacroMavens, a research service, the consumer spent north of $1 trillion in excess of spendable income at the spending peak in 2006, loading up on debt in the process. This was clearly not sustainable, which is why we significantly lowered our exposure to retailers starting in 2005 with sales of Michaels Stores and then following with Ross Stores, Big Lots, and Rent-A-Center, along with reductions in other retail positions. As a result of this spending binge, household debt exploded from the beginning of this decade by staging a doubling from $7 trillion to a recent peak of $13.9 trillion. The last twelve months, household borrowing has taken a nosedive. From being positive the last 30 years and peaking north of $1 trillion a few years ago, the consumer is currently repaying $200 billion annually. This is a U-turn in borrowing behavior.

Another negative for consumer spending is the unemployment rate, which has gone from 4.5% in mid-2007 to a current 9.6%. This more than doubling in unemployment is a major drag on future economic growth. We have to go back 25 years to 1982 to find an unemployment rate that is higher. In 1982, the unemployment rate peaked at 10.7%. The environment was different then with the Federal Reserve discount rate having been at 14% a year earlier, leaving a lot of room to stimulate the economy by reducing the discount rate over time, without having to resort to the quantitative easing which is happening now.

Thus, with the consumer under pressure on multiple fronts and being such a large part of the U.S. economy, we have trouble seeing how a strong enough rebound will take place to support the earnings expectations incorporated in the stock market. The most likely scenario to us is a slower growth economy, with less than 2% real GDP growth, which is substantially less than in this country's history. For perspective, our expectation of lower than 2% is less than 40% the growth of 4.65% annually achieved during the 1960s.

We believe corporate earnings are set to disappoint in 2010. Corporate after-tax profit margins peaked in 2007 at north of 12% for non-financials. This was double the 6% margin level they had averaged the last 30 years. As recently as 2002, these profit margins were 2%. We expect that over time these profit margins will move closer to the long-term mean of 6%. Should we be right, this means that the medium to long-term profit expectations incorporated in the stock market are too high. A recent Morgan Stanley research report on S&P 500 earnings expectations highlights this issue. If sales growth for 2010 is 6% instead of the 9% expected, and the net margin is 1.5% lower than the estimate, which is close to a 30-year peak, then S&P 500 earnings will be $60 instead of $75. A small change in the sales and margin estimates produces a significant 20% reduction in the 2010 profit.

As would be expected, we are not finding anywhere near the opportunities we were finding a year ago, when we deployed a large share of the cash on hand in attractive opportunities. The "buy program," which began in October 2008 and concluded in March, added significantly to the portfolio's outperformance this year. Another indicator that investment opportunities are not that attractive at the moment is our screens, which are throwing off around 150 qualifiers at the moment. This is down from 450 less than a year ago and below the long run average of 200-250. As a result of the drying up of opportunities, we have not made one purchase since March of this year. Instead, we've been trimming our positions where valuations have gotten closer to fair value. This can change rapidly, and we have a list of stocks we'd like to buy if their prices move down to levels we deem more attractive.

We have been trimming our energy holdings as their prices moved up. As we have communicated, our energy companies have pristine balance sheets, strong cash flows, and long-term assets that are viable and usable for years to come. Their assets are not of the paper variety that was destroyed in the credit crisis. We continue to feel that the international demand factor for oil, in particular demand from developing countries, and the difficulty of increasing the supply of oil in the medium to long-term, will continue to support the oil commodity and help drive the fundamentals for our energy companies. Since 80% of production today comes from fields discovered more than thirty years ago, the ability of these fields to deliver future production is critical to the supply equation. With 50% of non-OPEC production today being past peak, including the U.S., the North Sea, Australia, Mexico, etc., and Russia and China being near peak, accounting for another 28% of non-OPEC production, it is getting harder and harder to drive production growth from areas outside of OPEC. This increasing reliance on OPEC for future production growth means that the downside to oil prices is not what it has been in the past. In addition, our energy investments have provided and, we believe, are likely to continue to provide protection against the U.S. dollar which has eroded some of its value against real assets the last six months, and is at risk for continued erosion over the long-term.

Our view is that the U.S. government is setting the wrong policies by focusing on supporting spending instead of redirecting the economy to become more export oriented for the long term. We feel the U.S. economy would be more competitive and able to drive faster real GDP growth if exports as a percent of GDP could be increased from the 2008 level of 13.1% of GDP to a high-teens level. An example of this is the $8,000 tax credit to new homebuyers. Since there is an excess of homes on the market, this tax credit is unlikely to do much for real GDP since few new homes will be built as a result. In our opinion, it would be far more effective with a tax incentive to buy productive equipment. This equipment would drive productivity and help exports, as well as have a direct impact on real GDP, as opposed to merely assisting domestic consumption.

A year ago, our fixed income team was talking about the approaching debt explosion. At that time they calculated that the government's Treasury debt could reach $14.6-16.6 trillion by the end of 2011, or 97-110% of GDP. These estimates include intragovernmental Treasury holdings, since they are also debt and accrue interest. The current Treasury debt level of $11.95 trillion is already at 85% of U.S. GDP. This puts us in the same league as Egypt, Sudan and Greece, with debt to GDP ratios of 85%, 86% and 90% respectively. These countries are not exactly known for their fiscal prudence. At 85% Treasury debt to GDP, there are only nine countries in the entire world that currently have more debt as a percent of GDP than the U.S. when we include intragovernmental holdings in the U.S. number. We hope that the government will change its course and return to fiscal prudence rapidly, but we are not holding our breath. The government's Congressional Budget Office (CBO) outlook for 2009-2019 highlights the difficulty we are facing. Despite projecting 4% per year real GDP growth from 2011 to 2014, the CBO expects significant budget deficits throughout this period. Should we prove correct in our lower growth estimate, then the budget deficits will be materially higher.

The government's fiscal imprudence is a major reason we have focused the portfolio on companies that have real assets with significant value such as our energy companies, and companies with a large export component such as our technology investments that have half or more of their sales to countries outside of the U.S. We are of the opinion that, as households and the government continue facing difficult decisions going forward, the volatility of the market will increase and provide opportunities to those who are unflappable and composed. Our long-term focus, willingness to take significant positions in companies and sectors when the prospects are there, opportunistic spirit and willingness to wait patiently for the right investments, will continue to serve us well in the difficult environment we see ahead.

With those closing remarks, we want to thank you for your continued support and the trust you have expressed in us through your investment in FPA Capital Fund.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Dennis M. Bryan
Vice President and Portfolio Manager

Rikard B. Ekstrand
Vice President and Portfolio Manager

November 2, 2009

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2009

Common Stocks		74.5%
Oil Field Services	27.5%
Technology	15.3%
Oil & Gas Exploration	12.7%
Retailing	10.7%
Industrial Products	3.6%
Financial	2.5%
Basic Materials	2.2%
Short-Term U.S. Government & Agency Securities		18.6%
Short-Term Investments		7.0%
Other Assets and Liabilities, net		(0.1)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2009

Shares
NET PURCHASES
Common Stocks
Rosetta Resources, Inc.	75,700
NET SALES
Common Stocks
Arrow Electronics, Inc.	382,900
Avnet, Inc.	157,600
CNX Gas Corporation	116,000
Champion Enterprises, Inc. (2)	4,451,600
Cimarex Energy Co.	193,800
Coachmen Industries, Inc. (2)	823,800
Datapath, Inc. (2)	4,100,000
ENSCO International Inc.	279,400
Foot Locker, Inc.	288,300
Horace Mann Educators Corporation (2)	630,100
Newfield Exploration Company	466,400
Patterson - UTI Energy, Inc.	617,000
RadioShack Corporation (2)	116,400
St. Mary Land & Exploration Company	224,900
Western Digital Corporation	270,900
Zale Corporation (2)	1,057,500

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2009

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 27.5%
Atwood Oceanics, Inc.*	676,100	$23,846,047
BJ Services Company	2,159,800	41,964,914
ENSCO International Inc.	1,870,600	79,575,324
Patterson - UTI Energy, Inc.	3,591,000	54,224,100
Pride International, Inc.*	1,288,000	39,206,720
Rowan Companies, Inc.*	2,721,000	62,773,470
Seahawk Drilling, Inc.*	85,866	2,669,574
		$304,260,149
TECHNOLOGY — 15.3%
Arrow Electronics, Inc.*	2,301,800	$64,795,670
Avnet, Inc.*	2,995,000	77,780,150
Western Digital Corporation*	719,800	26,294,294
		$168,870,114
OIL AND GAS EXPLORATION — 12.7%
CNX Gas Corporation*	166,200	$5,102,340
Cabot Oil & Gas Corporation	93,200	3,331,900
Cimarex Energy Co.	344,400	14,919,408
Newfield Exploration Company*	803,500	34,196,960
Rosetta Resources, Inc.*,†	4,531,500	66,567,735
St. Mary Land & Exploration Company	511,100	16,590,306
		$140,708,649
RETAILING — 10.7%
Charming Shoppes, Inc.*,†	7,500,000	$36,825,000
Foot Locker, Inc.	2,420,816	28,928,751
Signet Jewelers Ltd	1,988,751	52,363,814
		$118,117,565
INDUSTRIAL PRODUCTS — 3.6%
Trinity Industries, Inc.	2,340,300	$40,229,757
FINANCIAL — 2.5%
Mercury General Corporation	763,900	$27,637,902
BASIC MATERIALS — 2.2%
Reliance Steel & Aluminum Co.	555,908	$23,659,444
TOTAL COMMON STOCKS — 74.5% (Cost $606,347,610)		$823,483,580

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT & AGENCY SECURITIES — 18.6%
Federal Home Loan Mortgage Corporation — 4.125% 2009	$25,000,000	$25,151,000
U.S. Treasury Bill — 0.17762% 10/22/09	100,000,000	99,997,900
U.S. Treasury Bill — 0.23532% 04/01/10	80,000,000	79,928,816
TOTAL SHORT-TERM U.S. GOVERNMENT & AGENCY SECURITIES (Cost $205,339,616)		$205,077,716
TOTAL INVESTMENT SECURITIES — 93.1% (Cost $811,687,226)		$1,028,561,296
SHORT-TERM INVESTMENTS — 7.0%
Toyota Motor Credit Corporation — 0.01% 10/01/09	$38,173,000	$38,173,000
Chevron Funding Corporation — 0.09% 10/13/09	40,000,000	39,998,800
TOTAL SHORT-TERM INVESTMENTS (Cost $78,171,800)		$78,171,800
TOTAL INVESTMENTS — 100.1% (Cost $889,859,026)		$1,106,733,096
Other assets and liabilities, net — (0.1)%		(1,649,837)
TOTAL NET ASSETS — 100.0%		$1,105,083,259

*  Non-income producing securities.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six month period ended September 30, 2009.

  Following is a summary of transactions in securities of these affiliates during the period.

	Purchases at Cost	Sales at Cost	Realized Gain(Loss)	Dividend Income
Champion Enterprises, Inc.	—	$33,791,944	$(31,515,866)	—
Charming Shoppes, Inc.	—	—	—	—
Coachmen Industries, Inc.	—	$9,864,719	$(9,542,021)	$51,540
Datapath, Inc.	—	$45,100,455	$(43,377,020)	—
Rosetta Resources, Inc.	$607,114	—	—	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

ASSETS
Investments at value:
Investment securities — at market value (identified cost $811,687,226 including
$116,491,702 in securities of affiliates)	$1,028,561,296
Short-term investments — at amortized cost (maturities of 60 days or less)	78,171,800	$1,106,733,096
Cash		867
Receivable for:
Dividends and accrued interest	$454,605
Capital Stock sold	137,958	592,563
		$1,107,326,526
LIABILITIES
Payable for:
Capital stock repurchased	$1,460,091
Advisory fees and financial services	671,580
Accrued expenses and other liabilities	111,596	2,243,267
NET ASSETS		$1,105,083,259
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 35,236,628 shares		$352,366
Additional Paid-in Capital		1,097,503,092
Accumulated net realized loss on investments		(209,168,478)
Accumulated net investment loss		(477,791)
Unrealized appreciation of investments		216,874,070
NET ASSETS		$1,105,083,259
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$31.36
Maximum offering price per share (100/94.75 of per share net asset value)		$33.10

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2009

INVESTMENT INCOME
Interest		$852,722
Dividends		2,928,974
		$3,781,696
EXPENSES
Advisory fees	$3,213,563
Financial services	490,537
Transfer agent fees and expenses	392,649
Reports to shareholders	66,418
Custodian fees and expenses	36,156
Directors' fees and expenses	30,848
Insurance	30,846
Registration fees	26,757
Audit and tax fees	22,988
Legal fees	8,848
Other expenses	1,950	4,321,560
Net investment loss		$(539,864)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$319,804,787
Cost of investment securities sold	404,507,596
Net realized loss on investments		$(84,702,809)
Change in unrealized appreciation of investments:
Unrealized depreciation at beginning of period	$(276,638,258)
Unrealized appreciation at end of period	216,874,070
Change in unrealized appreciation of investments		493,512,328
Net realized and unrealized gain on investments		$408,809,519
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$408,269,655

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2009		Year Ended March 31, 2009
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$(539,864)		$11,959,763
Net realized loss on investments	(84,702,809)		(49,984,319)
Change in unrealized appreciation (depreciation) of investments	493,512,328		(535,099,584)
Change in net assets resulting from operations		$408,269,655		$(573,124,140)
Distributions to shareholders from:
Net investment income	$(1,103,021)		$(17,887,124)
Net realized capital gains	—	(1,103,021)	(74,961,650)	(92,848,774)
Capital Stock transactions:
Proceeds from Capital Stock sold	$30,196,680		$99,102,385
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	971,921		83,463,904
Cost of Capital Stock repurchased*	(99,022,030)	(67,853,429)	(563,163,284)	(380,596,995)
Total change in net assets		$339,313,205		$(1,046,569,909)
NET ASSETS
Beginning of period		765,770,054		1,812,339,963
End of period		$1,105,083,259		$765,770,054
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		1,113,006		3,363,796
Shares issued to shareholders upon reinvestment of dividends and distributions		37,425		3,752,911
Shares of Capital Stock repurchased		(3,729,740)		(18,493,813)
Change in Capital Stock outstanding		(2,579,309)		(11,377,106)

*  Net of redemption fees of $31,064 and $55,228 for the periods ended September 30, 2009 and March 31, 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2009		2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of period	$20.25		$36.84	$44.28	$44.99	$41.31	$38.97
Income from investment operations
Net investment income (loss)	$(0.01)		$0.30	$0.62	$0.69	$0.35	$0.05
Net realized and unrealized gain (loss) on investment securities	11.12		(14.51)	(3.38)	2.34	6.98	3.77
Total from investment operations	$11.11		$(14.21)	$(2.76)	$3.03	$7.33	$3.82
Less distributions:
Dividends from net investment income	$(0.03)		$(0.41)	$(0.67)	$(0.63)	$(0.26)	— *
Distributions from net realized capital gains	—		(1.97)	(4.01)	(3.11)	(3.39)	$(1.48)
Total distributions	$(0.03)		$(2.38)	$(4.68)	$(3.74)	$(3.65)	$(1.48)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$31.36		$20.25	$36.84	$44.28	$44.99	$41.31
Total investment return**	55.04%		(39.05)%	(6.45)%	7.37%	18.33%	10.04%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,105,083		$765,770	$1,812,340	$2,223,548	$2,288,597	$1,744,742
Ratio of expenses to average net assets	0.86	%†	0.93%	0.88%	0.86%	0.83%	0.85%
Ratio of net investment income (loss) to average net assets	(0.11	)%†	0.92%	1.46%	1.58%	0.83%	0.13%
Portfolio turnover rate	14	%†	18%	18%	18%	26%	16%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2009 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. The Fund receives additional pricing information from independent pricing vendors that also use information provided by market makers or estimates of values obtained from data relating to securities with similar characteristics. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $206,125,716 for the six months ended September 30, 2009. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2009 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2009 for federal income tax purposes was $244,369,130 and $27,495,060, respectively, resulting in net unrealized appreciation of $216,874,070. As of and during the period ended September 30, 2009, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2005 or by state tax authorities for years ended before March 31, 2004.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2009, the Fund paid aggregate fees of $30,848 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2009, the Fund collected $31,064 in redemption fees, which amounts to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended September 30, 2009, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $5,855 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2009:

Level 1 – Quoted prices	$1,003,410,296	*
Level 2 – Other significant observable inputs	$103,322,800	**
Level 3 – Significant unobservable inputs	—
Total investments	$1,106,733,096

*  All common stocks and U.S. Treasury Bills are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Includes $78,171,800 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

The following table summarizes the Fund's Level 3 investment securities and related transactions during the six months ended September 30, 2009:

Beginning value 4/1/09	$41,000
Change in unrealized appreciation	$1,682,435
Level 3 securities sold	$(1,723,435)
Ending value 9/30/09	$—

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2009

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2009	$1,000.00	$1,000.00
Ending Account Value September 30, 2009	$1,550.40	$1,020.63
Expenses Paid During Period*	$5.50	$4.37

*  Expenses are equal to the Fund's annualized expense ratio of 0.86%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2009 (183/365 days).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held August 4, 2009, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analysts supporting team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the outstanding reputation of the Fund's Portfolio managers; Robert Rodriguez, who has managed the Fund since 1984; Dennis Bryan, who has been with the Adviser since 1993; and Rikard Ekstrand, who has been with the Adviser since 1999. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap value funds selected by Lipper (the "Peer Group"). The Directors noted the Fund's competitive long-term investment performance when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Directors noted that the overall expense ratio of the Fund was also the lowest when compared to the Peer Group. The Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Directors expressed concern that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included significant investments in analysts who assist with the management of the Fund, additions to administrative

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

personnel and systems that enhance the quality of services provided to the Fund and the establishment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Fund are currently lower than they have been for the past several years.

Conclusions. The Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Directors determined that the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Fund are clearly disclosed in the Fund's prospectus, in all reports to Fund shareholders and in industry research databases such as those maintained by Lipper and Morningstar, and that the Fund's shareholders have ready access to other funds with different strategies, fees and expenses and can redeem at any time if they feel the Adviser's services do not provide adequate value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2010.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)*	Director & Chairman† Years Served: 11	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (72)*	Director† Years Served: <1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

Alfred E. Osborne, Jr. – (64)*	Director† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., Kaiser Aluminum Corporation, and Heckmann Corporation.

Patrick B. Purcell (66)*	Director† Years Served: 3	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (77)*	Director† Years Served: 18	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (60)	Director† President & Chief Investment Officer Years Served: 25	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (48)	Vice President & Portfolio Manager Years Served: 13	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (44)	Vice President & Portfolio Manager Years Served: 2	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (65)	Vice President Years Served: 24	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (49)	Treasurer Years Served: 12	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 14	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (54)	Secretary Years Served: 26	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (42)	Assistant Treasurer Years Served: 3	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                    Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: November 25, 2009

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: November 25, 2009